Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q for the period ended December 27, 2014 (the “Report”), I, Richard Hamada, Chief Executive Officer of Avnet, Inc., (the “Company”) hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 23, 2015

/s/ RICHARD HAMADA
Richard Hamada
Chief Executive Officer